CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

DERIVED INFORMATION   [10/27/04]

[$515,500,000]

Loan Group 1 Senior Bonds Offered

(Approximate)

[$1,000,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/04 cutoff date.  Approximately 20.1% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,224
Total Outstanding Loan Balance	$1,015,469,832*	Min	Max
Average Loan Current Balance	$163,154	$4,616	$748,730
Weighted Average Original LTV	80.6%**
Weighted Average Coupon	7.35%	4.00%	13.50%
Arm Weighted Average Coupon	7.27%
Fixed Weighted Average Coupon	7.76%
Weighted Average Margin	6.43%	2.25%	10.50%
Weighted Average FICO (Non-Zero)	630
Weighted Average Age (Months)	2
% First Liens	98.1%
% Second Liens	1.9%
% Arms	83.2%
% Fixed	16.8%
% of Loans with Mortgage Insurance	0.8%

*

Total collateral will be approximately [$1,000,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
3.51 - 4.00	2	523,200	0.1	4.00	80.0	641
4.01 - 4.50	1	307,500	0.0	4.40	75.0	691
4.51 - 5.00	5	1,175,557	0.1	4.91	68.4	657
5.01 - 5.50	66	14,519,186	1.4	5.38	77.7	664
5.51 - 6.00	299	66,735,461	6.6	5.86	77.3	652
6.01 - 6.50	639	129,917,138	12.8	6.32	78.3	646
6.51 - 7.00	1,160	226,478,378	22.3	6.84	79.8	642
7.01 - 7.50	1,103	200,492,859	19.7	7.32	80.9	636
7.51 - 8.00	1,045	171,866,167	16.9	7.80	82.0	615
8.01 - 8.50	647	90,313,229	8.9	8.31	82.0	609
8.51 - 9.00	461	63,068,596	6.2	8.78	81.4	593
9.01 - 9.50	150	16,074,355	1.6	9.28	81.1	583
9.51 - 10.00	151	13,975,197	1.4	9.82	84.0	594
10.01 - 10.50	75	4,551,347	0.4	10.30	91.3	626
10.51 - 11.00	118	7,280,047	0.7	10.84	85.2	600
11.01 - 11.50	71	2,687,730	0.3	11.27	92.7	624
11.51 - 12.00	142	3,856,626	0.4	11.85	92.5	609
12.01 - 12.50	68	1,138,981	0.1	12.25	96.7	617
12.51 - 13.00	19	492,598	0.0	12.86	99.0	622
13.01 - 13.50	2	15,680	0.0	13.38	92.7	564
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
3.51 - 4.00	2	523,200	0.1	4.00	80.0	641
4.01 - 4.50	1	307,500	0.0	4.40	75.0	691
4.51 - 5.00	5	1,175,557	0.1	4.91	68.4	657
5.01 - 5.50	62	13,754,369	1.6	5.37	78.4	665
5.51 - 6.00	271	60,565,841	7.2	5.86	77.9	649
6.01 - 6.50	577	118,353,666	14.0	6.32	78.9	645
6.51 - 7.00	993	195,118,496	23.1	6.83	80.4	639
7.01 - 7.50	828	149,601,735	17.7	7.32	81.5	630
7.51 - 8.00	832	142,437,510	16.9	7.80	82.5	614
8.01 - 8.50	549	79,956,541	9.5	8.31	82.3	608
8.51 - 9.00	381	55,292,752	6.5	8.78	81.2	590
9.01 - 9.50	106	13,223,122	1.6	9.28	80.8	581
9.51 - 10.00	73	9,432,368	1.1	9.80	79.9	562
10.01 - 10.50	16	1,363,629	0.2	10.28	77.4	547
10.51 - 11.00	24	2,981,628	0.4	10.79	68.9	537
11.01 - 11.50	4	430,816	0.1	11.39	59.7	522
11.51 - 11.91	4	427,809	0.1	11.68	65.2	537
Total:	4,728	844,946,538	100.0	7.27	80.7	627

    *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.49 - 5.50	4	764,817	0.4	5.50	64.9	645
5.51 - 6.00	28	6,169,621	3.6	5.90	71.4	680
6.01 - 6.50	62	11,563,472	6.8	6.36	71.8	653
6.51 - 7.00	167	31,359,882	18.4	6.90	75.9	656
7.01 - 7.50	275	50,891,124	29.8	7.31	79.0	654
7.51 - 8.00	213	29,428,656	17.3	7.79	79.9	624
8.01 - 8.50	98	10,356,688	6.1	8.31	80.4	613
8.51 - 9.00	80	7,775,844	4.6	8.80	83.1	609
9.01 - 9.50	44	2,851,234	1.7	9.28	82.6	596
9.51 - 10.00	78	4,542,829	2.7	9.85	92.4	659
10.01 - 10.50	59	3,187,718	1.9	10.31	97.3	660
10.51 - 11.00	94	4,298,419	2.5	10.87	96.4	642
11.01 - 11.50	67	2,256,913	1.3	11.25	99.0	644
11.51 - 12.00	138	3,428,817	2.0	11.87	95.9	618
12.01 - 12.50	68	1,138,981	0.7	12.25	96.7	617
12.51 - 13.00	19	492,598	0.3	12.86	99.0	622
13.01 - 13.50	2	15,680	0.0	13.38	92.7	564
Total:	1,496	170,523,294	100.0	7.76	80.0	643

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	3	188,552	0.0	9.91	80.0	0
476 - 500	10	1,795,422	0.2	7.78	74.6	497
501 - 525	238	37,240,478	3.7	8.40	73.4	513
526 - 550	364	57,862,355	5.7	8.09	75.7	539
551 - 575	554	74,968,352	7.4	7.85	78.2	563
576 - 600	789	123,425,772	12.2	7.44	80.1	589
601 - 625	1,012	167,516,022	16.5	7.28	81.7	614
626 - 650	1,242	208,505,199	20.5	7.22	81.3	638
651 - 675	902	150,196,312	14.8	7.16	81.6	661
676 - 700	517	92,562,413	9.1	7.10	81.8	687
701 - 725	289	48,768,434	4.8	7.07	82.7	712
726 - 750	162	27,200,663	2.7	6.92	81.4	737
751 - 775	90	16,952,405	1.7	6.91	82.5	762
776 - 800	39	5,438,605	0.5	7.01	84.7	786
801 - 816	13	2,848,846	0.3	6.86	81.2	807
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance ($)	Loans	Balance	Balance	%	%	FICO
4,615.65 - 25,000.00	246	3,152,709	0.3	11.54	95.4	624
25,000.01 - 50,000.00	344	13,655,259	1.3	9.35	82.3	638
50,000.01 - 75,000.00	610	38,468,620	3.8	8.32	82.1	625
75,000.01 - 100,000.00	775	68,284,900	6.7	7.75	80.2	623
100,000.01 - 125,000.00	809	91,455,188	9.0	7.55	80.4	627
125,000.01 - 150,000.00	687	94,730,377	9.3	7.44	81.0	625
150,000.01 - 175,000.00	538	87,004,019	8.6	7.34	80.8	622
175,000.01 - 200,000.00	463	86,803,391	8.5	7.34	79.8	625
200,000.01 - 225,000.00	355	75,473,409	7.4	7.23	79.9	623
225,000.01 - 250,000.00	283	67,146,967	6.6	7.17	80.4	630
250,000.01 - 275,000.00	219	57,295,612	5.6	7.15	79.7	630
275,000.01 - 300,000.00	195	56,087,599	5.5	7.13	79.8	626
300,000.01 - 325,000.00	138	43,190,678	4.3	7.17	81.5	636
325,000.01 - 350,000.00	124	41,909,328	4.1	7.04	80.3	622
350,000.01 - 375,000.00	107	38,789,885	3.8	7.20	81.8	641
375,000.01 - 400,000.00	98	38,230,250	3.8	7.08	80.3	639
400,000.01 - 425,000.00	40	16,597,795	1.6	6.85	82.3	647
425,000.01 - 450,000.00	44	19,160,241	1.9	7.20	81.4	646
450,000.01 - 475,000.00	37	17,123,661	1.7	6.69	80.4	664
475,000.01 - 500,000.00	52	25,569,777	2.5	7.08	78.5	648
500,000.01 - 525,000.00	9	4,595,883	0.5	7.14	85.6	651
525,000.01 - 550,000.00	9	4,822,385	0.5	7.36	85.6	665
550,000.01 - 575,000.00	6	3,358,026	0.3	6.78	82.5	662
575,000.01 - 600,000.00	16	9,502,784	0.9	6.89	79.8	630
600,000.01 - 625,000.00	7	4,318,979	0.4	7.28	85.1	626
625,000.01 - 650,000.00	7	4,520,356	0.4	6.54	74.3	634
650,000.01 - 675,000.00	2	1,312,800	0.1	6.69	72.6	653
675,000.01 - 700,000.00	1	689,852	0.1	6.70	75.0	696
725,000.01 - 748,729.99	3	2,219,102	0.2	7.26	78.6	646
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.00	156	18,725,174	1.8	7.28	41.2	600
50.01 - 55.00	55	8,948,151	0.9	7.01	53.0	591
55.01 - 60.00	100	16,781,514	1.7	7.23	58.1	597
60.01 - 65.00	146	26,144,497	2.6	7.38	63.3	594
65.01 - 70.00	257	42,263,929	4.2	7.58	68.5	592
70.01 - 75.00	391	66,956,930	6.6	7.51	74.0	596
75.01 - 80.00	2,854	513,072,742	50.5	7.08	79.8	644
80.01 - 85.00	555	95,787,602	9.4	7.51	84.5	602
85.01 - 90.00	738	130,636,184	12.9	7.46	89.7	629
90.01 - 95.00	480	51,477,271	5.1	7.91	94.7	642
95.01 - 100.00	492	44,675,838	4.4	8.88	99.9	650
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,113	177,845,721	17.5	7.62	80.3	635
0.50	13	1,927,031	0.2	7.71	81.1	637
1.00	463	83,343,481	8.2	7.40	80.0	633
1.50	1	297,174	0.0	9.00	83.8	506
1.75	68	21,015,076	2.1	6.81	82.0	658
2.00	3,093	513,659,165	50.6	7.33	80.8	627
2.50	10	1,795,820	0.2	7.39	80.0	610
2.75	1	308,739	0.0	5.88	95.0	654
3.00	1,253	188,653,210	18.6	7.21	80.3	633
4.00	4	644,596	0.1	6.87	68.4	608
5.00	205	25,979,821	2.6	7.44	80.9	598
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,521	524,742,320	51.7	7.25	81.6	615
Reduced	1,378	236,732,442	23.3	7.44	81.2	659
No Income/ No Asset	62	10,908,893	1.1	7.26	74.1	651
Stated Income / Stated Assets	1,263	243,086,177	23.9	7.51	78.1	632
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	5,645	936,521,692	92.2	7.32	80.5	627
Second Home	54	10,932,249	1.1	7.48	77.4	647
Investor	525	68,015,890	6.7	7.76	81.5	663
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	1,183	285,540,578	28.1	7.03	78.7	633
Florida	641	91,870,423	9.0	7.63	82.4	631
New York	260	56,284,670	5.5	7.29	78.9	630
Illinois	372	53,021,320	5.2	7.54	82.6	634
Nevada	237	47,258,821	4.7	7.37	79.1	637
New Jersey	185	40,572,019	4.0	7.55	78.3	610
Maryland	198	39,794,252	3.9	7.52	79.4	614
Arizona	261	35,932,957	3.5	7.27	81.3	628
Texas	297	34,188,945	3.4	7.49	82.5	640
Washington	203	30,494,467	3.0	7.19	81.1	634
Oregon	198	29,476,028	2.9	7.13	82.9	645
Virginia	158	27,529,336	2.7	7.54	80.6	616
Massachusetts	101	20,402,386	2.0	7.56	79.7	643
Michigan	170	19,093,249	1.9	7.75	80.4	636
Georgia	156	18,114,348	1.8	7.79	83.4	623
Other	1,604	185,896,034	18.3	7.53	82.5	624
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	3,367	533,830,906	52.6	7.33	82.6	651
Refinance - Rate Term	290	41,947,564	4.1	7.47	79.5	607
Refinance - Cashout	2,567	439,691,362	43.3	7.37	78.2	605
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	3,931	713,288,919	70.2	7.31	80.6	626
Arm 3/27	724	118,404,177	11.7	7.11	81.1	626
Arm 5/25	53	9,979,024	1.0	6.88	79.4	661
Arm 6 Month	20	3,274,417	0.3	6.05	85.7	668
Fixed Rate	1,496	170,523,294	16.8	7.76	80.0	643
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Lien Position	Loans	Balance	Balance	%	%	FICO
1st Lien	5,702	996,160,645	98.1	7.29	80.2	629
2nd Lien	522	19,309,187	1.9	10.72	98.9	655
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,906	764,496,266	75.3	7.35	80.4	626
Condo	388	59,583,040	5.9	7.34	81.4	642
2 Family	301	55,979,705	5.5	7.44	80.2	642
3-4 Family	123	29,091,087	2.9	7.52	80.7	663
Co-op	4	330,896	0.0	7.81	77.7	638
PUD	502	105,988,838	10.4	7.33	81.2	633
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	32	6,157,506	0.7	6.48	81.3	660
4.01 - 4.50	45	10,259,931	1.2	5.93	80.2	648
4.51 - 5.00	162	32,695,045	3.9	6.49	81.2	649
5.01 - 5.50	443	78,336,016	9.3	6.71	79.7	637
5.51 - 6.00	788	149,265,231	17.7	6.80	80.1	643
6.01 - 6.50	960	175,338,734	20.8	7.17	80.4	637
6.51 - 7.00	1,342	249,132,566	29.5	7.42	80.4	615
7.01 - 7.50	489	80,011,304	9.5	7.95	81.3	612
7.51 - 8.00	243	36,031,864	4.3	8.33	82.9	601
8.01 - 8.50	132	16,896,253	2.0	8.77	85.6	595
8.51 - 9.00	62	8,123,731	1.0	9.18	85.2	586
9.01 - 9.50	23	2,169,585	0.3	9.73	83.3	582
9.51 - 10.00	5	329,704	0.0	10.16	86.5	573
10.01 - 10.50	2	199,066	0.0	10.14	84.6	570
Total:	4,728	844,946,538	100.0	7.27	80.7	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	1	231,725	0.0	7.95	90.0	681
4 - 6	19	3,042,693	0.4	5.91	85.3	667
7 - 9	4	571,319	0.1	8.15	81.4	558
13 - 15	6	728,353	0.1	7.69	76.2	596
16 - 18	37	9,228,089	1.1	7.00	77.4	593
19 - 21	741	126,766,827	15.0	7.26	81.7	623
22 - 24	3,143	575,994,331	68.2	7.32	80.4	628
25 - 27	1	47,717	0.0	8.25	82.2	513
28 - 30	12	1,920,956	0.2	6.69	78.6	609
31 - 33	253	39,012,418	4.6	7.00	81.8	629
34 - 36	458	77,423,087	9.2	7.18	80.8	626
37 - 60	53	9,979,024	1.2	6.88	79.4	661
Total:	4,728	844,946,538	100.0	7.27	80.7	627

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Max Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 12.00	270	52,658,655	6.2	6.18	76.9	650
12.01 - 12.50	309	64,366,111	7.6	6.42	79.3	653
12.51 - 13.00	532	110,516,826	13.1	6.61	79.8	639
13.01 - 13.50	607	114,977,277	13.6	6.75	80.5	633
13.51 - 14.00	847	158,843,339	18.8	7.08	81.6	631
14.01 - 14.50	660	114,142,060	13.5	7.49	81.6	625
14.51 - 15.00	635	107,122,041	12.7	7.90	82.4	614
15.01 - 15.50	421	61,233,513	7.2	8.38	81.7	609
15.51 - 16.00	294	41,496,009	4.9	8.85	79.8	587
16.01 - 16.50	60	7,807,753	0.9	9.29	81.3	577
16.51 - 17.00	50	6,866,635	0.8	9.82	79.8	561
17.01 - 17.50	15	1,329,364	0.2	10.31	77.6	547
17.51 - 18.00	22	2,808,952	0.3	10.81	68.4	531
18.01 - 18.75	6	778,002	0.1	11.52	62.1	532
Total:	4,728	844,946,538	100.0	7.27	80.7	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Min Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	5	1,273,142	0.2	5.04	78.8	665
4.51 - 5.50	68	15,137,700	1.8	5.34	77.7	665
5.51 - 6.00	274	61,136,592	7.2	5.88	77.9	648
6.01 - 6.50	577	118,377,260	14.0	6.32	78.9	645
6.51 - 7.00	990	194,453,176	23.0	6.83	80.4	639
7.01 - 7.50	830	150,552,000	17.8	7.33	81.5	630
7.51 - 8.00	833	142,667,055	16.9	7.81	82.4	613
8.01 - 8.50	550	79,782,166	9.4	8.31	82.4	609
8.51 - 9.00	377	54,184,880	6.4	8.78	81.3	590
9.01 - 9.50	103	12,746,316	1.5	9.28	80.2	578
9.51 - 10.00	75	9,542,110	1.1	9.81	80.1	563
10.01 - 10.50	16	1,363,629	0.2	10.28	77.4	547
10.51 - 11.00	22	2,871,886	0.3	10.80	67.9	533
11.01 - 11.50	4	430,816	0.1	11.39	59.7	522
11.51 - 11.91	4	427,809	0.1	11.68	65.2	537
Total:	4,728	844,946,538	100.0	7.27	80.7	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	86	16,638,066	2.0	6.89	77.4	621
1.50	833	165,855,769	19.6	7.47	81.1	608
2.00	86	19,898,601	2.4	6.95	85.5	664
2.70	1	82,484	0.0	5.85	61.5	635
3.00	3,713	640,745,563	75.8	7.24	80.6	631
5.00	9	1,726,054	0.2	6.58	68.8	655
Total:	4,728	844,946,538	100.0	7.27	80.7	627

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Periodic Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,476	432,432,013	51.2	7.18	80.7	637
1.50	2,247	411,700,319	48.7	7.37	80.6	616
2.00	5	814,206	0.1	7.09	80.8	649
Total:	4,728	844,946,538	100.0	7.27	80.7	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	5,378	812,076,371	80.0	7.46	80.2	622
24	442	103,379,853	10.2	6.87	82.3	655
36	80	15,634,498	1.5	6.99	83.7	651
60	324	84,379,110	8.3	6.98	81.7	664
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/04 cutoff date.  Approximately 18.8% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,356
Total Outstanding Loan Balance	$644,337,853*	Min	Max
Average Loan Current Balance	$147,920	$4,672	$513,000
Weighted Average Original LTV	80.5%**
Weighted Average Coupon	7.35%	4.00%	13.50%
Arm Weighted Average Coupon	7.26%
Fixed Weighted Average Coupon	7.79%
Weighted Average Margin	6.42%	2.25%	10.25%
Weighted Average FICO (Non-Zero)	630
Weighted Average Age (Months)	2
% First Liens	98.5%
% Second Liens	1.5%
% Arms	83.3%
% Fixed	16.7%
% of Loans with Mortgage Insurance	0.7%

*

Total collateral will be approximately [$636,575,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
3.51 - 4.00	1	261,600	0.0	4.00	80.0	641
4.01 - 4.50	1	307,500	0.0	4.40	75.0	691
4.51 - 5.00	3	655,557	0.1	4.91	59.3	633
5.01 - 5.50	45	8,055,523	1.3	5.39	76.9	665
5.51 - 6.00	217	39,996,239	6.2	5.85	76.4	645
6.01 - 6.50	478	84,897,143	13.2	6.32	78.3	645
6.51 - 7.00	841	146,751,362	22.8	6.84	79.8	643
7.01 - 7.50	801	131,237,243	20.4	7.32	81.0	637
7.51 - 8.00	720	109,683,626	17.0	7.80	81.9	620
8.01 - 8.50	383	52,195,912	8.1	8.30	82.5	607
8.51 - 9.00	271	34,535,752	5.4	8.78	82.1	588
9.01 - 9.50	113	12,152,754	1.9	9.27	80.7	583
9.51 - 10.00	113	10,483,132	1.6	9.82	81.6	587
10.01 – 10.50	55	3,061,121	0.5	10.30	88.6	614
10.51 – 11.00	89	4,859,726	0.8	10.84	82.2	589
11.01 – 11.50	49	1,548,893	0.2	11.31	87.8	603
11.51 – 12.00	109	2,842,789	0.4	11.84	91.7	606
12.01 – 12.50	53	597,666	0.1	12.27	96.1	614
12.51 – 13.00	12	198,637	0.0	12.86	98.3	614
13.01 – 13.50	2	15,680	0.0	13.38	92.7	564
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
3.51 - 4.00	1	261,600	0.0	4.00	80.0	641
4.01 - 4.50	1	307,500	0.1	4.40	75.0	691
4.51 - 5.00	3	655,557	0.1	4.91	59.3	633
5.01 - 5.50	44	7,954,245	1.5	5.39	77.0	665
5.51 - 6.00	201	37,506,027	7.0	5.85	77.0	643
6.01 - 6.50	432	77,309,759	14.4	6.31	79.1	644
6.51 - 7.00	726	127,637,401	23.8	6.83	80.5	641
7.01 - 7.50	593	98,897,165	18.4	7.32	81.8	631
7.51 - 8.00	572	90,740,940	16.9	7.80	82.7	618
8.01 - 8.50	307	44,566,104	8.3	8.30	83.4	606
8.51 - 9.00	211	28,792,676	5.4	8.78	82.4	584
9.01 - 9.50	79	10,194,816	1.9	9.27	80.8	582
9.51 - 10.00	55	7,639,987	1.4	9.81	79.0	563
10.01 - 10.50	13	1,152,385	0.2	10.26	75.9	542
10.51 - 11.00	20	2,346,086	0.4	10.83	68.4	534
11.01 - 11.50	4	430,816	0.1	11.39	59.7	522
11.51 - 11.75	3	382,862	0.1	11.66	65.6	541
Total:	3,265	536,775,925	100.0	7.26	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	1	101,277	0.1	5.50	70.0	633
5.51 - 6.00	16	2,490,212	2.3	5.90	67.3	673
6.01 - 6.50	46	7,587,385	7.1	6.36	70.2	664
6.51 - 7.00	115	19,113,961	17.8	6.91	75.4	656
7.01 - 7.50	208	32,340,078	30.1	7.31	78.5	657
7.51 - 8.00	148	18,942,686	17.6	7.78	78.4	626
8.01 - 8.50	76	7,629,808	7.1	8.29	77.7	617
8.51 - 9.00	60	5,743,076	5.3	8.79	80.4	607
9.01 - 9.50	34	1,957,938	1.8	9.28	80.4	589
9.51 - 10.00	58	2,843,144	2.6	9.85	88.5	649
10.01 - 10.50	42	1,908,736	1.8	10.32	96.2	657
10.51 - 11.00	69	2,513,640	2.3	10.85	95.1	641
11.01 - 11.50	45	1,118,077	1.0	11.28	98.7	634
11.51 - 12.00	106	2,459,926	2.3	11.87	95.7	616
12.01 - 12.50	53	597,666	0.6	12.27	96.1	614
12.51 - 13.00	12	198,637	0.2	12.86	98.3	614
13.01 - 13.50	2	15,680	0.0	13.38	92.7	564
Total:	1,091	107,561,928	100.0	7.79	78.8	643

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	90,265	0.0	9.50	80.0	0
476 - 500	6	1,024,700	0.2	8.10	76.3	496
501 - 525	162	24,232,417	3.8	8.50	73.3	513
526 - 550	236	34,013,072	5.3	8.23	74.7	539
551 - 575	405	51,231,152	8.0	7.90	77.9	563
576 - 600	547	78,408,176	12.2	7.42	79.6	589
601 - 625	631	96,964,345	15.0	7.17	81.8	614
626 - 650	885	136,716,047	21.2	7.22	81.5	638
651 - 675	672	100,679,061	15.6	7.15	81.5	661
676 - 700	377	57,152,567	8.9	7.07	81.4	687
701 - 725	215	32,674,089	5.1	7.06	83.2	712
726 - 750	112	14,819,917	2.3	6.97	82.2	737
751 - 775	68	10,763,673	1.7	7.04	82.0	764
776 - 800	28	3,612,504	0.6	7.10	86.0	787
801 - 816	11	1,955,869	0.3	6.84	82.6	807
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance ($)	Loans	Balance	Balance	%	%	FICO
4,671.62 - 25,000.00	193	2,275,797	0.4	11.44	95.5	619
25,000.01 - 50,000.00	254	9,999,958	1.6	9.60	84.2	643
50,000.01 - 75,000.00	412	25,792,616	4.0	8.24	82.7	627
75,000.01 - 100,000.00	526	46,317,419	7.2	7.62	79.8	624
100,000.01 - 125,000.00	565	63,907,700	9.9	7.37	80.1	631
125,000.01 - 150,000.00	517	71,511,396	11.1	7.35	80.5	629
150,000.01 - 175,000.00	421	68,149,445	10.6	7.31	80.5	625
175,000.01 - 200,000.00	370	69,344,976	10.8	7.28	79.5	628
200,000.01 - 225,000.00	287	61,044,483	9.5	7.21	79.9	626
225,000.01 - 250,000.00	246	58,323,321	9.1	7.11	80.9	630
250,000.01 - 275,000.00	187	48,927,197	7.6	7.11	79.9	634
275,000.01 - 300,000.00	172	49,468,375	7.7	7.08	79.9	629
300,000.01 - 325,000.00	122	38,195,582	5.9	7.14	81.8	643
325,000.01 - 350,000.00	41	13,652,686	2.1	7.05	79.8	621
350,000.01 - 375,000.00	14	5,081,321	0.8	7.35	81.0	644
375,000.01 - 400,000.00	10	3,897,290	0.6	7.31	80.9	647
400,000.01 - 425,000.00	7	2,928,666	0.5	7.31	84.0	670
425,000.01 - 450,000.00	6	2,617,360	0.4	7.39	82.9	666
450,000.01 - 475,000.00	2	921,362	0.1	6.90	82.4	643
475,000.01 - 500,000.00	3	1,467,902	0.2	6.76	78.2	655
500,000.01 - 513,000.00	1	513,000	0.1	7.50	95.0	670
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.00	119	14,047,245	2.2	7.29	40.4	599
50.01 - 55.00	39	5,285,322	0.8	7.10	52.7	593
55.01 - 60.00	70	10,507,750	1.6	7.26	58.1	594
60.01 - 65.00	114	18,843,337	2.9	7.33	63.4	593
65.01 - 70.00	182	28,316,235	4.4	7.61	68.5	587
70.01 - 75.00	255	39,642,175	6.2	7.51	74.1	593
75.01 - 80.00	1,948	322,656,992	50.1	7.08	79.8	645
80.01 - 85.00	350	56,150,411	8.7	7.51	84.5	604
85.01 - 90.00	564	85,389,929	13.3	7.48	89.7	627
90.01 - 95.00	372	35,546,890	5.5	7.94	94.7	642
95.01 - 100.00	343	27,951,567	4.3	8.71	100.0	655
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	785	112,053,221	17.4	7.64	80.6	634
0.50	9	1,143,532	0.2	7.68	81.9	629
1.00	355	54,093,889	8.4	7.46	79.8	631
1.50	1	297,174	0.0	9.00	83.8	506
1.75	42	10,034,391	1.6	6.88	81.7	665
2.00	2,152	329,345,787	51.1	7.30	80.8	626
2.50	9	1,332,661	0.2	7.70	79.9	617
2.75	1	308,739	0.0	5.88	95.0	654
3.00	1,002	135,728,459	21.1	7.21	79.8	633
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,441	331,249,793	51.4	7.24	81.5	615
Reduced	983	150,219,643	23.3	7.47	81.5	658
No Income/ No Asset	29	5,195,963	0.8	7.39	74.9	656
Stated Income / Stated Assets	903	157,672,454	24.5	7.47	77.6	634
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,970	595,126,035	92.4	7.32	80.4	627
Second Home	34	5,374,335	0.8	7.44	76.0	642
Investor	352	43,837,483	6.8	7.74	81.9	663
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	821	165,999,136	25.8	7.08	77.5	629
Florida	486	65,489,875	10.2	7.64	83.3	632
Illinois	308	42,010,412	6.5	7.54	83.4	632
New York	188	35,575,645	5.5	7.26	77.6	625
Nevada	160	27,451,836	4.3	7.41	78.8	643
New Jersey	139	27,041,197	4.2	7.58	78.8	615
Texas	226	24,120,175	3.7	7.45	82.9	640
Maryland	136	23,649,420	3.7	7.43	79.0	610
Arizona	169	21,720,766	3.4	7.15	81.3	636
Virginia	116	18,778,353	2.9	7.41	80.4	620
Washington	127	18,699,455	2.9	7.13	82.1	643
Oregon	120	15,818,906	2.5	6.97	82.8	658
Massachusetts	75	15,578,508	2.4	7.50	79.3	639
Michigan	141	15,042,723	2.3	7.72	80.6	639
Pennsylvania	112	12,961,631	2.0	7.52	82.6	614
Other	1,032	114,399,816	17.8	7.46	82.8	627
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,337	334,488,585	51.9	7.32	82.8	652
Refinance - Rate Term	200	27,307,311	4.2	7.45	80.2	611
Refinance - Cashout	1,819	282,541,957	43.8	7.37	77.8	606
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,705	451,734,701	70.1	7.31	80.7	626
Arm 3/27	503	76,196,364	11.8	7.05	81.3	629
Arm 5/25	40	6,365,140	1.0	6.86	79.6	662
Arm 6 Month	17	2,479,720	0.4	6.22	84.2	666
Fixed Rate	1,091	107,561,928	16.7	7.79	78.8	643
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Lien Position	Loans	Balance	Balance	%	%	FICO
1st Lien	3,987	634,368,629	98.5	7.29	80.2	630
2nd Lien	369	9,969,224	1.5	10.92	99.0	651
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,410	480,756,727	74.6	7.34	80.2	626
Condo	298	41,598,022	6.5	7.38	81.6	642
2 Family	237	43,648,482	6.8	7.41	80.1	639
3-4 Family	92	22,226,806	3.4	7.47	81.5	660
Co-op	3	258,879	0.0	7.69	75.7	638
PUD	316	55,848,936	8.7	7.36	81.9	636
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	22	3,714,686	0.7	6.50	80.9	656
4.01 - 4.50	28	5,107,383	1.0	5.88	79.4	653
4.51 - 5.00	107	19,173,026	3.6	6.51	82.6	653
5.01 - 5.50	348	56,031,341	10.4	6.73	79.6	637
5.51 - 6.00	563	96,169,030	17.9	6.81	80.3	644
6.01 - 6.50	659	111,774,232	20.8	7.13	80.6	636
6.51 - 7.00	974	166,819,803	31.1	7.47	80.4	612
7.01 - 7.50	268	41,280,298	7.7	7.88	81.9	617
7.51 - 8.00	145	19,350,038	3.6	8.36	84.0	606
8.01 - 8.50	92	10,402,477	1.9	8.79	85.4	599
8.51 - 9.00	40	4,964,076	0.9	9.20	85.6	596
9.01 - 9.50	14	1,651,596	0.3	9.76	84.3	581
9.51 - 10.00	4	286,971	0.1	10.11	85.2	573
10.01 - 10.25	1	50,968	0.0	8.38	68.9	675
Total:	3,265	536,775,925	100.0	7.26	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	1	231,725	0.0	7.95	90.0	681
4 - 6	16	2,247,995	0.4	6.04	83.6	665
7 - 9	4	571,319	0.1	8.15	81.4	558
13 - 15	5	654,564	0.1	7.69	75.8	595
16 - 18	22	3,997,830	0.7	7.03	79.1	582
19 - 21	533	83,230,762	15.5	7.20	81.4	624
22 - 24	2,141	363,280,226	67.7	7.33	80.6	627
25 - 27	1	47,717	0.0	8.25	82.2	513
28 - 30	10	1,460,724	0.3	6.64	77.4	607
31 - 33	195	27,766,521	5.2	6.98	81.9	629
34 - 36	297	46,921,402	8.7	7.10	81.1	630
37 - 60	40	6,365,140	1.2	6.86	79.6	662
Total:	3,265	536,775,925	100.0	7.26	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Max Rate (%)	Loans	Balance	Balance	%	%	FICO
10.25 - 12.00	165	30,343,542	5.7	6.09	75.9	652
12.01 - 12.50	197	35,269,621	6.6	6.33	78.8	651
12.51 - 13.00	340	59,584,062	11.1	6.50	79.8	642
13.01 - 13.50	445	75,112,851	14.0	6.67	80.7	635
13.51 - 14.00	644	108,303,310	20.2	7.04	81.1	635
14.01 - 14.50	503	81,406,826	15.2	7.49	81.8	626
14.51 - 15.00	463	73,708,391	13.7	7.90	82.9	616
15.01 - 15.50	226	34,862,287	6.5	8.40	82.9	603
15.51 - 16.00	160	22,528,369	4.2	8.88	81.2	577
16.01 - 16.50	47	6,012,697	1.1	9.29	81.5	579
16.51 - 17.00	40	5,619,384	1.0	9.84	78.2	562
17.01 - 17.50	12	1,118,120	0.2	10.30	76.1	542
17.51 - 18.00	17	2,128,463	0.4	10.84	67.8	527
18.01 - 18.75	6	778,002	0.1	11.52	62.1	532
Total:	3,265	536,775,925	100.0	7.26	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Min Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	4	1,011,542	0.2	5.30	78.5	672
4.51 - 5.50	47	8,609,802	1.6	5.35	75.7	663
5.51 - 6.00	204	37,936,553	7.1	5.87	77.0	643
6.01 - 6.50	432	77,333,353	14.4	6.31	79.1	643
6.51 - 7.00	724	127,320,081	23.7	6.83	80.5	641
7.01 - 7.50	594	99,299,780	18.5	7.33	81.8	630
7.51 - 8.00	573	90,918,135	16.9	7.80	82.7	618
8.01 - 8.50	308	44,391,729	8.3	8.31	83.6	607
8.51 - 9.00	208	28,284,805	5.3	8.79	82.2	583
9.01 - 9.50	76	9,718,010	1.8	9.27	80.1	579
9.51 - 10.00	57	7,749,729	1.4	9.82	79.2	565
10.01 - 10.50	13	1,152,385	0.2	10.26	75.9	542
10.51 - 11.00	18	2,236,344	0.4	10.84	67.1	529
11.01 - 11.50	4	430,816	0.1	11.39	59.7	522
11.51 - 11.75	3	382,862	0.1	11.66	65.6	541
Total:	3,265	536,775,925	100.0	7.26	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	71	12,840,745	2.4	6.96	77.4	619
1.50	615	111,862,440	20.8	7.48	80.9	607
2.00	56	11,256,175	2.1	7.10	87.3	671
3.00	2,517	399,911,537	74.5	7.22	80.8	632
5.00	6	905,028	0.2	6.35	61.8	655
Total:	3,265	536,775,925	100.0	7.26	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Periodic Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,797	276,815,004	51.6	7.20	81.0	639
1.50	1,466	259,677,383	48.4	7.33	80.6	614
2.00	2	283,538	0.1	7.12	77.3	609
Total:	3,265	536,775,925	100.0	7.26	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,747	523,614,424	81.3	7.43	80.1	623
24	330	65,174,803	10.1	6.99	81.8	658
36	56	10,281,953	1.6	7.00	83.8	655
60	223	45,266,673	7.0	7.00	82.1	660
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.